Exhibit 10.1

T.R. Winston & Company,
1999 Avenue of the Stars #2550
Los Angeles, CA 90067

May 19, 2014

Lilis Energy, Inc.
1900 Grant Street, Suite #720
Denver, CO   80203

Re:        Extension of Maturity of 8% Senior Secured Debentures

The undersigned agree, severally and not jointly, to extend the maturity date of all of the 8% Senior Secured Convertible Debentures (the “Debentures”) of Lilis Energy, Inc. (“Lilis”) held by the undersigned, from May 16, 2014 until August 15, 2014, contingent upon the extension by Hexagon, LLC of the maturity date of all of Lilis’s debt outstanding as of the date hereof under the three loan agreements between Lilis and Hexagon (the “Term Loans”) through the same date. The undersigned also waive any right the undersigned may have to declare an event of default in connection with the May 16, 2014 maturity date under the Debentures, again contingent upon Hexagon’s extension of the Term Loans.

Very truly yours,

EZ Colony Partners, LLC, a Delaware limited liability company

/s/ Bryan Ezralow
Name:	Bryan Ezralow as Trustee of the Bryan
Ezralow 1994 Trust
Title:	Managing General Partner

Jonathan & Nancy Glaser Family Trust DTD 12/16/1998 Jonathan M. Glaser and Nancy E. Glaser TTEES

/s/ Jonathan Glaser
Name:	Jonathan Glaser
Title:	Trustee

Wallington Investment Holdings, Ltd.

/s/ Michael Khoury
Name:	Michael Khoury
Title:	Director

Steven B. Dunn and Laura Dunn Revocable Trust DTD 10/28/10, Steven B. Dunn & Laura Dunn TTEES

/s/ Steven B. Dunn
Name:	Steven B. Dunn
Title:	Trustee

G. Tyler Runnels and Jasmine N. Runnels TTEES The Runnels Family Trust DTD 1-11-2000

/s/ G. Tyler Runnels
Name:	G. Tyler Runnels
Title:	Trustee

EMSE, LLC, a Delaware limited liability company

/s/ Marc Ezralow
Name:	Marc Ezralow
Title:	Manager

ACCEPTED AND AGREED

this 19th day of May, 2014

LILIS ENERGY, INC.

By:
Abraham Mirman
Its:	Chief Executive Officer